UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2012

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive, Suite 1100

Tampa, Florida 33607

(813) 421-7605

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced, on August 31, 2012, Walter Investment Management Corp. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”), by and among the Company, Reverse Mortgage Solutions, Inc. (“RMS”), JAM Special Opportunities Fund, L.P., as a stockholder seller and as the sellers’ representative, and the other stockholder sellers listed on the signature pages thereto, whereby the Company will acquire all of the outstanding stock of RMS.

In connection with the pending acquisition, the following financial statements are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference:

•

audited consolidated balance sheets of RMS as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2011 and 2010, and the report of RMS’ independent registered public accounting firm dated October 15, 2012; and

•

unaudited consolidated balance sheets of RMS as of June 30, 2012 and December 31, 2011, and the related consolidated statements of operations and cash flows for the six months ended June 30, 2012 and 2011 and the consolidated statement of changes in stockholders’ equity for the six months ended June 30, 2012.

In addition, the following preliminary unaudited pro forma condensed combined financial information of the Company is attached hereto as Exhibit 99.3 and is incorporated herein by reference:

•	unaudited pro forma condensed combined balance sheet as of June 30, 2012

•	unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2012; and

•	unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011.

The pro forma financial information gives effect to certain pro forma events related to the pending acquisition and has been presented for informational purposes only. It does not purport to project the future financial position or operating results of the post-merger combined company.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (including the exhibits and attachments hereto) contains, in addition to statements of historical fact, certain forward-looking statements. These forward-looking statements relate to, among other things, the transactions contemplated by the Purchase Agreement and the exhibits thereto, and the combined company and involve risks and uncertainties. Actual results could differ from those currently anticipated due to a number of factors. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. There can be no assurance as to the timing of the closing of any of the transactions contemplated by the Purchase Agreement discussed above, or whether they will close at all. Investors and security holders may obtain free copies of documents filed by the Company with the Securities and Exchange Commission (the “SEC”) at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company at www.walterinvestment.com. The Company does not assume any responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of McConnell & Jones, LLP, Independent Registered Public Accounting Firm

99.1	Audited consolidated balance sheets of RMS as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2011 and 2010

99.2	Unaudited consolidated balance sheets of RMS as of June 30, 2012 and December 31, 2011, and the related consolidated statements of operations and cash flows for the six months ended June 30, 2012 and 2011 and the consolidated statement of changes in stockholders’ equity for the six months ended June 30, 2012

99.3	Preliminary unaudited pro forma condensed combined financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: October 15, 2012	By:	/s/ Stuart Boyd

Stuart Boyd, Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of McConnell & Jones, LLP, Independent Registered Public Accounting Firm

99.1	Audited consolidated balance sheets of RMS as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2011 and 2010

99.2	Unaudited consolidated balance sheets of RMS as of June 30, 2012 and December 31, 2011, and the related consolidated statements of operations and cash flows for the six months ended June 30, 2012 and 2011 and the consolidated statement of changes in stockholders’ equity for the six months ended June 30, 2012

99.3	Preliminary unaudited pro forma condensed combined financial information

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